UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report  (Date of earliest event reported)             August 6, 2007

j2 Global Communications, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	0-25965 (Commission File Number)	51-0371142 (IRS Employer Identification No.)

6922 Hollywood Blvd.
Suite 500
Los Angeles, California  90028
(Address of principal executive offices)

(323) 860-9200
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 and 7.01.	Results of Operations and Financial Condition and Regulation FD Disclosure.

On August 6, 2007, j2 Global Communications, Inc. issued a press release announcing its financial results for the second quarter of fiscal 2007. The press release also contained financial estimates for the third quarter of fiscal 2007 and the year ending December 31, 2007. A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K.

Also on August 6, 2007, at 5:00 p.m. Eastern time, j2 Global hosted its second quarter 2007 earnings conference call and Webcast. Via the Webcast, j2 Global presented its August 2007 Investor Presentation, which contains a summary of j2 Global's financial results for the fiscal quarter ended June 30, 2007; financial estimates for the third quarter of fiscal 2007 and the year ending December 31, 2007; and certain other financial and operating information regarding j2 Global. A copy of this presentation is furnished as Exhibit 99.2 to this Form 8-K.

NOTE: This information is being furnished under both Item 2.02 (Results of Operations and Financial Condition) and Item 7.01 (Regulation FD Disclosure) of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits.

(c) Exhibits

Exhibit Number	Description

99.1	Press Release dated August 6, 2007.
99.2	August 2007 Investor Presentation.

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

j2 Global Communications, Inc. (Registrant)

Date: August 6, 2007	By:	/s/ R. Scott Turicchi
R. Scott Turicchi Co-President

 INDEX TO EXHIBITS

Exhibit Number	Description

99.1	Press Release dated August 6, 2007.
99.2	August 2007 Investor Presentation.